Supplement dated May 20, 2026, to the Updating Summary Prospectus and Statutory Prospectus dated May 1, 2026, for the following variable annuity contracts issued by:

Pacific Life Insurance Company Schwab Retirement Income Variable Annuity	Pacific Life & Annuity Company Schwab Retirement Income Variable Annuity NY

The purpose of this supplement is to update certain underlying fund information.  This supplement must be preceded or accompanied by the Initial Summary Prospectus, Updating Summary Prospectus, or Statutory Prospectus, as applicable, (collectively, the "Prospectuses") for your Contract, as supplemented. Capitalized terms used in this supplement are defined in your Prospectus unless otherwise defined herein. "We'', "us'', or "our" refer to Pacific Life Insurance Company or Pacific Life & Annuity Company, as applicable; "you" or "your" refer to the Contract Owner. You can obtain a copy of the current Prospectus by contacting us at (800) 722-4448 or (800) 748-6907 for New York contracts, or online at PacificLife.com/Prospectuses. Please retain this supplement for future reference.

As of May 1, 2026, the minimum and maximum and lowest annual cost information shown in the FEES, EXPENSES, AND ADJUSTMENTS section have been deleted and replaced with the following:

The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
ANNUAL FEES	MINIMUM	MAXIMUM
1. Base Contract	0.60%[1]	0.60%[1]
2. Portfolio Company fees and expenses	0.53%[2]	0.57%[2]
3. Optional Benefits (for a single optional benefit, if elected)	0.20%[3]	1.60%[3]
Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year based on current charges.
Lowest Annual Cost: $1,045.38	Highest Annual Cost: $2,592.16

Assumes:

•          Investment of $100,000

•          5% annual appreciation

•       Least expensive combination of base Contract and Fund fees and expenses

•          No optional benefits

•          No sales charges

•          No additional purchase payments, transfers, or withdrawals

Assumes:

•          Investment of $100,000

•          5% annual appreciation

•          Most expensive combination of base Contract, optional benefits, and Fund fees and expenses

•          No sales charges

•          No additional purchase payments, transfers, or withdrawals

[1]	As a percentage of the average daily Variable Account Value. This percentage includes the Mortality and Expense Risk Charge and the Administrative Fee.

[2]	As a percentage of Fund assets.

[3]	As a percentage of the Protected Payment Base (living benefits) or average daily Variable Account Value (optional death benefits).

As of May 1, 2026, the minimum and maximum information shown in the Annual Fund Expenses section have been deleted and replaced with the following:

Annual Fund Expenses

Expenses that are deducted from fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses.

Minimum	Maximum
0.53%	0.57%

As of May 1, 2026, the underlying fund information related to the Current Expenses in the APPENDIX: INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT section have been deleted and replaced with the following:

Fund; Advisor (Subadvisor)	Current Expenses
Schwab® VIT Balanced with Growth Portfolio; Charles Schwab Investment Management, Inc.	0.53%
Schwab® VIT Growth Portfolio; Charles Schwab Investment Management, Inc.	0.54%

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